UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):  August 28, 2009

CAVALIER HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-52531	20-8429161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Lexington, Suite 300	10170
New York, New York
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(212) 297-6218

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This current report on Form 8-K (this Report) contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the Securities Act) and Section 21E of the Securities Exchange Act of 1934 (Exchange Act). The forward-looking statements are only predictions and provide our current expectations or forecasts of future events and financial performance and may be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “will” or “should” or, in each case, their negative, or other variations or comparable terminology, though the absence of these words does not necessarily mean that a statement is not forward-looking. The forward-looking statements are based on current views with respect to future events and financial performance. Actual results may differ materially from those projected in the forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things those:

•	associated with the relative success of sales, marketing and product development;

•	competition, including price competition; and

•	general economic and business conditions.

ITEM 2.01

1.  CHANGES IN CONTROL OF REGISTRANT

The disclosures set forth under Item 2 are incorporated by reference into this Item 1.

2.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Emissary Capital Group, LLC.

On August 28, 2009, Cavalier Holdings, Inc. (the “Company” or the “Registrant”) acquired Emissary Capital Group, LLC, a privately owned Delaware limited liability company (“Emissary”), pursuant to an Agreement and Plan of Share Exchange (the “Exchange”).  Emissary was organized under the laws of the State of Delaware on November 5, 2008.  Emissary is a company whose principal operations include providing strategic consulting and research services to emerging growth companies primarily based in India and China.  Upon consummation of the Exchange, the Registrant adopted the business plan of Emissary.

Pursuant to the terms of the Exchange, the Company acquired Emissary in exchange for an aggregate of 12,047,500 newly issued shares (the “Exchange Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), resulting in an aggregate of 16,047,500 shares of the Company  common stock issued and outstanding. As a result of the Exchange, Emissary became a wholly-owned subsidiary of the Company.  The Company shares were issued to the members of Emissary on a pro rata basis, on the basis of the membership interests of Emissary held by such Emissary member at the time of the Exchange.

Immediately subsequent to the Exchange on August 28, 2009, the shareholders of the Registrant approved an amendment to the Registrant’s articles of incorporation to (i) increase the number of authorized capital stock from 50,000,000 shares to 110,000,000 shares of which 100,000,000 shares will be Common Stock and 10,000,000 shares will be preferred stock par value $0.0001 per share (the “Preferred Stock”), (ii) change the name of the Registrant to Emissary Capital Group, Inc., and (iii) authorize the Board of Directors to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the General Corporation Law of the State of Delaware (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof (“Blank Check Preferred Stock”). Upon the filing of a Definitive Information Statement and effectiveness of the name change, the Company intends to apply to the Financial Industry Regulatory Authority to apply for its stock symbol on the Over the Counter Bulletin Board. The Company is considered a services company at this time.

At the effective time of the Acquisition, our board of directors was reconstituted by the resignation of Leo Mentzelopoulos from his role as the Registrant’s sole officer and director, and the appointment of: Amit Tandon as Chairman and Chief Executive Officer and Ajay Tandon as Director, President and Chief Financial Officer; Albert Lee as Executive Vice President, Research; and Charles J. Duff as Executive Vice President, Corporate Finance (each of whom served in similar capacities with Emissary immediately prior to the Exchange). In connection with his appointment, Charles J. Duff entered into an Option Agreement with the Registrant where upon the stisfaction of certain conditions precedent, he will receive the option to purchase up to 800,000 shares of Common Stock at $0.15 per share. The options must vest on or before April 1, 2010 and expire two years from the date of  the Agreement . See “Directors and Executive Officers, Promoters and Control Persons.”

Simultaneously with the issuance of the Exchange Shares, we accepted subscriptions to purchase 9 Units consisting of 225,000 shares of the Company’s Common Stock and a warrant to purchase an additional 67,500 shares of Common for an aggregate purchase price of $225,000.

The former holders of membership interests of Emissary now beneficially own approximately 74% of the outstanding shares of our Common Stock on a fully diluted basis. Accordingly, the Exchange represents a change in control. As of the date of this report, there are 4,000,000 shares of Common Stock issued and outstanding.   For financial accounting purposes, the acquisition was a reverse acquisition of the Company by Emissary, under the purchase method of accounting, and was treated as a recapitalization with Emissary as the acquirer. Upon consummation of the Exchange, the Company adopted the business plan of Emissary.

PART 1

DESCRIPTION OF BUSINESS

We are a New York City-based company that provides strategic consulting and research services to emerging growth companies primarily based in India and China.  We provide a diversified array of services to small and medium sized private companies, generally defined as those with annual revenues under $200 million, in order to assist them to become publicly traded companies in the U.S.  We earn consulting fees in cash and equity based upon the scope of services rendered.  We seek to enhance our clients’ value, including business development advice, strategic consulting, management consulting and corporate governance advisory services.  In certain circumstances, we may also seek to provide investment capital to our portfolio company clients in order to expand their growth potential.

Our corporate headquarters are located in New York, New York, and consists of six full-time professionals who are focused on providing consulting, due diligence, financial, research and corporate governance advisory services to our target market of emerging growth companies.

We believe that an opportunity exists for value creation in the emerging markets countries, particularly India and China, which are among the world's fastest growing economies.  Based upon our relationships and on-the-ground knowledge in India and China, we believe we are able to assist such companies to access the U.S. capital markets.  We seek to utilize our regulatory, legal, accounting and financial expertise to provide our client companies information and knowledge as well as access to capital to fast growing companies which intend on becoming world class, global enterprises.

Industry

Our Competitive Advantages

We believe the following strengths provide us with competitive advantages in the marketplace:

High quality management team with diverse specializations.  Our management team includes top professionals with a broad range of backgrounds encompassing expertise in corporate finance, capital markets, macroeconomic and company-specific research and law.  We have hired employees in order to effectively meet our clients’ needs.

Proven track record of success.  Our management team has been involved in the completion of numerous capital markets and financing transactions.  We believe we have solid experience within the equity research based upon the experience of our Head of Research who has over 10 years of experience as a research analyst with New York City-based mid-sized brokerage firms.

Geographical Expertise.  We have a geopraphical expertise in India and China based on professional connections and years of experience working with emerging markets in Asia.  Through our experience we have gained knowledge of the culture and how business works in these regions.  In addition, we have created a significant network of companies and individuals in India through strategic alliances, networking and brand awareness.  We have also created a international network within the business community that allows us to connect companies, professionals and investors.

Our Growth Strategy

Services

In addition to advisory services discussed above, we are also able to provide our clients with an issuer-sponsored research report product, utilizing a top-down and bottom-up research approach geared primarily towards covering under-valued, under-covered, U.S.-listed China and India-based micro and small-cap equities.  Key elements of the research offering include traditional, high quality, institutionally-oriented equity research, including qualitative/quantitative initiation report with recommendation, earnings updates/analysis, as well as relevant, ad-hoc updates/commentary relating to material macro and micro-economic developments or press announcements, time sensitive distribution and investor visibility enhancing capabilities, and marketing and road show coordination.

We are also able to provide aftermarket support to our clients in connection with their U.S stock market listings. The Capital Markets Exposure (CME) service is a complimentary service to our issuer-sponsored research report product. Companies under coverage are exposed to our wide network of investors, industry contacts, and service providers on a scheduled basis throughout the year in formal road shows, conference calls, targeted mailings and professional conference presentation opportunities.

Competition

The consulting and research services which we offer compete with similar service offerings from numerous entities and individuals with respect to U.S. and Chinese companies seeking advice in order to obtain access the U.S. capital markets for their expansion. We believe that the industry is fragmented, with a range of competitors including management consulting firms and investment banks that offer a broad range of consulting and financial services, to small companies and independent contractors that provide specialized services. Many of the firms prospecting these clients are well established and have extensive experience identifying and effecting business transactions directly or through affiliates.

We are competing with some of the largest and most successful firms in the world which possess significantly greater financial and other resources than we do.  However, we believe that we are one of the few firms specializing in the Indian market.

Sales and Marketing

We believe our sales and marketing efforts have established our reputation for providing innovative solutions that meet our customers’ needs in a timely, cost-efficient manner.  Currently, the Company uses the following sources to market its services and products:

•	Company website : www.emissarycapital.com

•	Management business development trips to India & China

•	Trade associates in China and India

Employees

As of August 28, 2009, we have seven employees. We believe we have good employee relations, and we are not a party to any collective bargaining agreement.

Corporate Information

The Company's corporate headquarters are located at 420 Lexington Avenue, Suite 300, New York, New York 10170.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The securities described in Item 2.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder. The agreements executed in connection with this sale contain representations to support the Registrant’s reasonable belief that the Investor had access to information concerning the Registrant’s operations and financial condition, the Investor acquired the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investor are sophisticated within the meaning of Section 4(2) of the Securities Act and are “accredited investors” (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Registrant made no solicitation in connection with the sale other than communications with the Investor; the Registrant obtained representations from the Investor regarding their investment intent, experience and sophistication; and the Investor either received or had access to adequate information about the Registrant in order to make an informed investment decision.

At the time of their issuance, the securities will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities shall bear legends to that effect.  The securities may not be resold or offered in the United States without registration or an exemption from registration.

RISK FACTORS

Investing in the Company's common stock involves a high degree of risk. Prospective investors should carefully consider the risks described below, together with all of the other information included or referred to in this Current Report on Form 8-K, before purchasing shares of the Company's common stock. There are numerous and varied risks, known and unknown, that may prevent the Company from achieving its goals. The risks described below are not the only ones the Company will face. If any of these risks actually occur, the Company's business, financial condition or results of operation may be materially adversely affected. In such case, the trading price of the Company's common stock could decline and investors in the Company's common stock could lose all or part of their investment.

Risks Specific to Us

We have a limited operating history in which to evaluate our business.

We were incorporated in Delaware on February 7, 2007.  Our wholly-owned subsidiary, Emissary Capital Group, LLC, has only been in operations since November 5, 2008.  Both entities have limited or no revenues to date and have a limited operating history upon which an evaluation of our future success or failure can be made.  Our limited operating history and the rapidly evolving nature of our industry make it difficult to forecast our future results.  As a result of our limited operating history, our historical financial and operating information is of limited value in predicting our future operating results. In addition, any evaluation of our business and prospects must be made in light of the risks and difficulties encountered by companies offering products or services in new and rapidly evolving markets.  We may not accurately forecast client behavior and recognize or respond to emerging trends, changing preferences or competitive factors facing us, and, therefore, we may fail to make accurate financial forecasts.  As a result, we may be unable to adjust our spending in a timely manner to compensate for any unexpected revenue shortfall, which would harm our operating results.

Our registered independent auditors issued a report for the year ended December 31, 2008 that contained a “going concern” explanatory paragraph.

Our registered independent auditors issued a report on their audit of our financial statements for the year ended December 31, 2007.  In the event that funding from internal sources or from public or private financing is insufficient to fund the business at current levels, we will have to substantially cut back our level of spending which could substantially curtail our operations.  The registered independent auditor’s report contains an explanatory paragraph indicating that these factors raise substantial doubt about our ability to continue as a going concern.  Our going concern uncertainty may affect our ability to raise additional capital, and may also affect our relationships with suppliers and customers.  Investors should carefully read the registered independent auditor’s report and examine our financial statements.

We will incur additional costs as a result of being a public company.

There is a substantial increase of costs to the Company as a result of being public.  These costs include, but are not limited to the cost of conducting a yearly audit of the financial condition and quarterly reviews of the Company, such cost can be in excess of $75,000 yearly.  In addition, there can me additional legal costs associated with preparing all necessary filings with the Securities and Exchange Commission or other regulatory body, if the Company is not subject to the reporting requirements of section 13 or 15(d) of the Securities Act.  There are also assorted other additional costs to the Company for being public.  As a result of all of these additional costs, the Company is likely to be less profitable if it does not generate enough revue to cover the additional costs.

Current economic conditions may impact our commercial success and ability to obtain financing.

The current economic conditions could have a serious impact on the ability of the Company to sustain its viability.  Due to the decrease in overall spending, there is a possibility that the demand for our services will decrease for the foreseeable future, resulting in less economic activity for the Company.  Since we are a very small operation, we may not be able to attract enough interest in our services.  In addition, due to the severe difficulty in obtaining credit in the current economic crisis, we may have trouble seeking out and locating additional funds if we so desire or require financing of our operations.

If we fail to develop new or expand existing customer relationships, our ability to grow our business will be impaired.

Our growth depends to a significant degree upon our ability to develop new client relationships and to expand existing relationships.  We cannot guarantee that new clients will be found or that any such new relationships will be successful when they are in place.  Further, we have no guarantee that we will be able to offer our services to clients.  Failure to develop and expand such relationships could have a material adverse effect on our business, results of operations, and financial condition.

We depend upon our senior management and their loss or unavailability could put us at a competitive disadvantage.

We currently depend upon the efforts and abilities of our management team. The loss or unavailability of the services of any of these individuals for any significant period of time could have a material adverse effect on our business, prospects, financial condition and results of operations. We have not obtained, do not own, nor are we the beneficiary of key-person life insurance.

We may not be able to attract and retain highly skilled personnel.

Our ability to attract and retain highly skilled personnel is critical to our operations and expansion. We face competition for these types of personnel from other companies and more established organizations, many of which have significantly larger operations and greater financial, technical, human and other resources than us. We may not be successful in attracting and retaining qualified personnel on a timely basis, on competitive terms, or at all. If we are not successful in attracting and retaining these personnel, our business, prospects, financial condition and results of operations will be materially and adversely affected.

Risks Related to the Securities Markets and Investments in Our Common Stock

There is No Public Market for Our Common Stock, and even if a Market Develops, It Will Likely be Thin and Subject To Manipulation

There is no public market for our common stock, and we can provide no assurance that a public market for our common stock will develop in the future. Even if a public market does develop, the volume of trading in our common stock will presumably be limited and likely dominated by a few individuals. The limited volume, if any, will make the price of our common stock subject to manipulation by one or more stockholders and will significantly limit the number of shares that one can purchase or sell in a short period of time. An investor may find it difficult to dispose of shares of our common stock or obtain a fair price for our common stock in the market.

No public market exists for the trading of our securities.

Our common stock is not traded on any exchange at this time, but we will seek to have it listed to trade on the OTC Bulletin Board (“OTCBB”). Factors such as announcements by us of the financial results, the gain or loss of customers, changes in management, regulatory changes, trends in the industry or stock market and announcements by competitors, among other things, could cause the market price of our securities to fluctuate significantly.

Our stock is a penny stock and there are significant risks related to buying and owning penny stocks.

Rule 15g-9 under the Securities Exchange Act of 1934 imposes additional sales practice requirements on broker-dealers that sell non-NASDAQ listed securities except in transactions exempted by the rule, including transactions meeting the requirements of Rule 506 of Regulation D under the Securities Act and transactions in which the purchaser is an institutional accredited investor (as defined) or an established customer (as defined) of the broker or dealer. For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale. Consequently, this rule may adversely affect the ability of broker-dealers to sell our securities and may adversely affect your ability to sell any of the securities you own.

The Securities and Exchange Commission regulations define a “penny stock” to be any non-Nasdaq equity security that has a market price (as defined in the regulations) of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to some exceptions. For any transaction by a broker-dealer involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the SEC relating to the penny stock market. Disclosure is also required to be made about commissions payable to both the broker-dealer and the registered representative and current quotations (bid and ask prices) for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Our market liquidity could be severely adversely affected by these rules on penny stocks.

If a Market for Our Common Stock Develops, the Market Price for Our Common Stock Will Likely Be Volatile and May Change Dramatically At Any Time

If a market for our common stock develops, the market price of our common stock, like that of the securities of other early-stage companies, may be highly volatile. Our stock price may change dramatically as the result of announcements of our quarterly results, the rate of our expansion, significant litigation or other factors or events that would be expected to affect our business or financial condition, results of operations and other factors specific to our business and future prospects. In addition, the market price for our common stock may be affected by various factors not directly related to our business, including the following:

●	intentional manipulation of our stock price by existing or future stockholders;
●	short selling of our common stock or related derivative securities;
●	a single acquisition or disposition, or several related acquisitions or dispositions, of a large number of our shares;
●	the interest, or lack of interest, of the market in our business sector, without regard to our financial condition or results of operations;
●	the adoption of governmental regulations and similar developments in the United States or abroad that may affect our ability to offer our products and services or affect our cost structure;
●	developments in the businesses of companies that purchase our products; and
●	economic and other external market factors, such as a general decline in market prices due to poor economic indicators or investor distrust.

A registration of a significant amount of our outstanding restricted stock may have a negative effect on the trading price of our stock.

At August 28, 2009, all of the issued and outstanding shares of the Company’s Common Stock were restricted stock.  If we were to file a registration statement including a number of these shares, and the registration is allowed by the SEC, these shares would be freely tradable upon the effectiveness of the planned registration statement. If investors holding a significant number of freely tradable shares decide to sell them in a short period of time following the effectiveness of a registration statement, such sales could contribute to significant downward pressure on the price of our stock.

We do not intend to pay any cash dividends in the foreseeable future and, therefore, any return on your investment in our capital stock must come from increases in the fair market value and trading price of the capital stock.

We have not paid any cash dividends on our common stock and do not intend to pay cash dividends on our common stock in the foreseeable future. We intend to retain future earnings, if any, for reinvestment in the development and expansion of our business. Any credit agreements, which we may enter into with institutional lenders, may restrict our ability to pay dividends. Whether we pay cash dividends in the future will be at the discretion of our board of directors and will be dependent upon our financial condition, results of operations, capital requirements and any other factors that the board of directors decides is relevant. Therefore, any return on your investment in our capital stock must come from increases in the fair market value and trading price of the capital stock.

We may issue additional equity shares to fund the Company's operational requirements which would dilute your share ownership.

The Company's continued viability depends on its ability to raise capital. Changes in economic, regulatory or competitive conditions may lead to cost increases.  Management may also determine that it is in the best interest of the Company to develop new services.  In any such case additional financing is required for the Company to meet its operational requirements. There can be no assurances that the Company will be able to obtain such financing on terms acceptable to the Company and at times required by the Company, if at all. In such event, the Company may be required to materially alter its business plan or curtail all or a part of its operational plans as detailed further in Management's Discussion and Analysis in this Form 8-K. The Company currently has no offers to sell it securities to obtain financing, excluding the acceptance of subscriptions for 225,000 shares of Common Stock occurring simultaneously upon the closing of the Exchange.  Any sale or proposed sale of substantial amounts of our common stock in the public markets may adversely affect the market price of our common stock and our stock price may decline substantially. In the event that the Company is unable to raise or borrow additional funds, the Company may be required to curtail significantly its operational plans as further detailed in Requirements for Additional Capital in the Management Discussion and Analysis of this Form 8-K.

The Company’s proposed Amended Certificate of Incorporation authorizes the issuance of up to 100,000,000 total shares of Common Stock without additional approval of shareholders.

Large amounts of our common stock will be eligible for resale under Rule 144.

As of August 28, 2009, all of the issued and outstanding shares of the Company's common stock are restricted securities as defined under Rule 144 of the Securities Act of 1933, as amended (the “Act”) and under certain circumstances may be resold without registration pursuant to Rule 144.

Approximately 225,000 shares of our restricted shares of common stock are held by non-affiliates who may avail themselves of the public information requirements and sell their shares in accordance with Rule 144. As a result, some or all of these shares may be sold in accordance with Rule 144 potentially causing the price of the Company's shares to decline.

In general, under Rule 144, a person (or persons whose shares are aggregated) who has satisfied a six month holding period may, under certain circumstances, sell within any three-month period a number of securities which does not exceed the greater of 1% of the then outstanding shares of common stock or the average weekly trading volume of the class during the four calendar weeks prior to such sale. Rule 144 also permits, under certain circumstances, the sale of securities, without any limitation, by a person who is not an Affiliate, as such term is defined in Rule 144(a)(1), of the Company and who has satisfied a one year holding period. Any substantial sale of the Company's common stock pursuant to Rule 144 may have an adverse effect on the market price of the Company's shares. This filing will satisfy certain public information requirements necessary for such shares to be sold under Rule 144.   However, since the Company has previously indicated in its filings with the Commission that it is a shell company, as that term is defined under the Securities Act, pursuant to Rule 144, shareholders must wait at least one year from the date of the filing of this Form 8-K to avail themselves of Rule 144 unless we file a registration statement for the sale of such shares prior thereto.

The requirements of complying with the Sarbanes-Oxley act may strain our resources and distract management

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Sarbanes-Oxley Act of 2002.  The costs associated with these requirements may place a strain on our systems and resources. The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal controls over financial reporting. Historically, as a private company we have maintained a small accounting staff, but in order to maintain and improve the effectiveness of our disclosure controls and procedures and internal control over financial reporting, significant additional resources and management oversight will be required. This includes, among other things, retaining independent public accountants. This effort may divert management's attention from other business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, we may need to hire additional accounting and financial persons with appropriate public company experience and technical accounting knowledge, and we cannot assure you that we will be able to do so in a timely fashion.

Our executive officers, directors and principal stockholders control our business and may make decisions that are not in our stockholders' best interests.

As of August 28, 2009 our officers, directors, and principal stockholders, and their affiliates, in the aggregate, beneficially owned approximately 98% of the outstanding shares of our common stock on a fully diluted basis. As a result, such persons, acting together, have the ability to substantially influence all matters submitted to our stockholders for approval, including the election and removal of directors and any merger, consolidation or sale of all or substantially all of our assets, and to control our management and affairs. Accordingly, such concentration of ownership may have the effect of delaying, deferring or preventing a change in discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of our business, even if such a transaction would be beneficial to other stockholders.

Sales of additional equity securities may adversely affect the market price of our common stock and your rights in the Company may be reduced.

We expect to continue to incur selling, general and administrative costs, and in order to satisfy our funding requirements, we may need to sell additional equity securities. Our stockholders may experience substantial dilution and a reduction in the price that they are able to obtain upon sale of their shares. Also, any new securities issued may have greater rights, preferences or privileges than our existing common stock which may adversely affect the market price of our common stock and our stock price may decline substantially.

2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF PLAN OF OPERATIONS

The following discussion and plan of operations should read in conjunction with the financial statements and the notes to those statements included in this 8-K. This discussion includes forward-looking statements that involve risk and uncertainties. As a result of many factors, such as those set forth under “Risk Factors,” actual results may differ materially from those anticipated in these forward-looking statements.

Acquisition and Reorganization

On August 28, 2009, the Acquisition of Emissary was completed, and the business of Emissary was adopted as our business. As such, the following Management Discussion is focused on the current and historical operations of Emissary, and excludes the prior operations of the Registrant.

Overview

We are a New York City-based company that provides strategic consulting and research services to emerging growth companies primarily based in India and China.  We provide a diversified array of services to small and medium sized private companies, generally defined as those with annual revenues under $200 million, in order to assist them to become publicly traded companies in the U.S.  We earn consulting fees in cash and equity based upon the scope of services rendered.  We seek to enhance our clients’ value, including business development advice, strategic consulting, management consulting and corporate governance advisory services.  In certain circumstances, we also seek to provide investment capital to our portfolio company clients in order to expand their growth potential.

We believe that an opportunity exists for value creation in the emerging markets countries, especially India and China, which are among the world's fastest growing economies.  Based upon our relationships and on-the-ground knowledge in India and China, we believe we are able to assist these companies to access the U.S. capital markets.  We seek to utilize our regulatory, legal, accounting and financial expertise to provide knowledge as well as access to capital to fast growing companies which intend on becoming world class, global enterprises.

Our activities generate the following principal sources of revenue:

•	advisory fees, which are derived from strategic advisory services;
•	realized and unrealized gains with respect to securities held for our own account;
•	fees for our issuer-sponsored research report product;
•	other miscellaneous sources of revenues, such as interest.

    Although we have multiple sources of revenue, most of our revenue is derived from our advisory services and consists of advisory fees earned. We do not separately prepare reports or analyze financial data or operating results, such as operating expenses, profit and loss or assets, for our various operating units.

Limited Operating History; Need for Additional Capital

There is no historical financial information about us upon which to base an evaluation of our performance. We are in development stage operations and have generated minimal revenues. We cannot guarantee we will be successful in our business operations.  Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns.

We are seeking equity financing to provide for the capital required to implement our operations. We have no assurance that future financing will be available to us on acceptable terms. If financing is not available on satisfactory terms, we may be unable to continue, develop or expand our operations. Equity financing could result in additional dilution to existing shareholders.

Liquidity and Capital Resources

The Company had cash and cash equivalents of $49,350 as of June 30, 2009.  On the same date, accrued expenses and other liabilities outstanding totaled $45,677.

Since inception, the Company has expended substantial resources on formulating and developing its business plan. Consequently, we have sustained substantial losses.   The Company has an accumulated deficit of $204,117 at June 30, 2009.

The Company’s current financial condition raises doubt as to its ability to continue as a going concern.  The report of the Company’s independent public accountants, which accompanied the financial statements for the year ended December 31, 2008, contained going concern language.  On August 28, 2009, the Company had accepted subscriptions for shares of the Company’s common stock and warrants in the aggregate amount of $225,000.  This sum is insufficient for us to continue our operations through the current fiscal year.  If the Company is unable to obtain debt or equity financing to meet its cash needs it may have to severely limit, its business plan by reducing the funds it hopes to expend marketing and developing its products and services and establishing client relationships.

As of the date of this report, we have yet to generate any significant revenues from our business operations.

Commitments

We do not have any commitments which are required to be disclosed in tabular form as of August 28, 2009.

Off-Balance Sheet Arrangements

As of August 28, 2009, we have no off-balance sheet arrangements such as guarantees, retained or contingent interest in assets transferred, obligation under a derivative instrument and obligation arising out of or a variable interest in an unconsolidated entity.

CONTRACTUAL OBLIGATIONS:

Not applicable.

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB approved the “FASB Accounting Standards Codification” (the “Codification”) as the single source of authoritative nongovernmental U.S. GAAP to be launched on July 1, 2009. The Codification does not change current U.S. GAAP, but is intended to simplify user access to all authoritative U.S. GAAP by providing all the authoritative literature related to a particular topic in one place. All existing accounting standard documents will be superseded and all other accounting literature not included in the Codification will be considered nonauthoritative. The Codification is effective for interim and annual periods ending after September 15, 2009. The Codification is effective for the Company in the interim period ending September 30, 2009 and the Company does not expect the adoption to have a material impact on its consolidated financial position, results of operations or cash flows.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”), which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the rationale for why that date was selected. This disclosure should alert all users of financial statements that an entity has not evaluated subsequent events after that date in the set of financial statements being presented. SFAS 165 is effective for interim and annual periods ending after June 15, 2009. Since FAS 165 at most requires additional disclosures, the Company does not expect the adoption to have a material impact on its consolidated financial position, results of operations or cash flows.

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”), which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 also requires entities to disclose the date through which subsequent events were evaluated as well as the rationale for why that date was selected. This disclosure should alert all users of financial statements that an entity has not evaluated subsequent events after that date in the set of financial statements being presented. SFAS 165 is effective for interim and annual periods ending after June 15, 2009. Since FAS 165 at most requires additional disclosures, the Company does not expect the adoption to have a material impact on its consolidated financial position, results of operations or cash flows.

In April 2009, the FASB issued FSP FAS 107-1 and Accounting Principles Board (APB) 28-1 “Interim Disclosures about Fair Value of Financial Instruments”. The FSP amends SFAS No. 107 “Disclosures about Fair Value of Financial Instruments” to require an entity to provide disclosures about fair value of financial instruments in interim financial information. This FSP is to be applied prospectively and is effective for interim and annual periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The company will include the required disclosures in its quarter ending June 30, 2009.

In April 2009, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) Financial Accounting Standard (FAS) 157-4 “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly”. Based on the guidance, if an entity determines that the level of activity for an asset or liability has significantly decreased and that a transaction is not orderly, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transaction or quoted prices may be necessary to estimate fair value in accordance with Statement of Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements”. This FSP is to be applied prospectively and is effective for interim and annual periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The company will adopt this FSP for its quarter ending June 30, 2009. There is no expected impact on the financial statements.

OFF-BALANCE SHEET ARRANGEMENTS

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to our investors.

3. DESCRIPTION OF PROPERTY

Following the exchange, our address will be located at 420 Lexington Avenue, Suite 300, New York, New York 10170 comprised of 1,500 square feet under a lease which expires in February 2010 at a monthly rental of $8,600 per month.

4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following  table sets forth certain information, as of August 28, 2009 with respect to any person  (including  any "group", as that term is used in Section 13(d)(3) of the Securities Exchange  Act of 1934, as amended (the  "Exchange Act")) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities,  and as to those shares of the Company's equity securities beneficially owned by each its director, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group.  Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange commission (the "Commission") pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company's Common Stock.

The table also shows the number of shares beneficially owned as of August 28, 2009 by each of the individual directors and executive officers and by all directors and executive officers as a group.

Name of Beneficial Owner(1)	Shares Beneficially Owned(2)	Percent Owned
Leo Mentzelopoulos	4,000,000	24.48%
Amit Tandon, Chairman and Chief Executive Officer	4,819,000	29.49%
Ajay Tandon, President, Director and Chief Financial Officer	4,819,000	29.49%
Albert Lee, Executive Vice President, Research	1,204,750	7.37%
Charles Duff, Executive Vice President, Corporate Finance (3)	1,204,750	7.37%
All Directors and Executive Officers as a Group (4 persons)	16,047,500	98.21%

(1) "Beneficial Owner" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) For each shareholder, the calculation of percentage of beneficial ownership is based upon 16,340,000 shares of Common Stock outstanding as of August 28, 2009, and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights. The percentage ownership of any shareholder is determined by assuming that the shareholder has exercised all options, warrants and conversion rights to obtain additional securities and that no other shareholder has exercised such rights.

(3)  Pursuant to a Contribution Agreement between the Company and Charles Duff, the 1,204,750 Exchange Shares allocated to him shall be held in escrow pending whether Mr. Duff reaches his incentive revenue target on or before April 1, 2010.  If Mr. Duff does not satisfy this condition, these shares shall be cancelled and returned to unissued status.

(4)  Does not include options to acquire an additional 800,000 shares of common stock at the exercise of $0.15 per share which vest upon satisfaction of additional revenue targets.

5. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

The following table sets forth information regarding the members of the Company’s board of directors and its executive officers. All of the Company’s executive officers and directors were appointed on August 28, 2009, the effective date of the Acquisition. All directors hold office until the first annual meeting of the stockholders of the Company and until the election and qualification of their successors or their earlier removal or retirement.

Officers are elected annually by the board of directors and serve at the discretion of the board.

Name	Age	Title

Amit Tandon	38	Chairman of the Board of Directors and Chief Executive Officer

Ajay Tandon	32	Director, President and Chief Financial Officer

Albert Lee	32	Executive Vice President, Research

Charles J. Duff	29	Executive Vice President, Corporate Finance

Amit Tandon.  Mr. Tandon is a co-founder of Emissary and since inception has served as its Chairman and Chief Executive Officer.  Prior thereto and from 2006 to 2008, Mr. Tandon served as an independent consultant and investor in various domestic and international companies.  From 2003 to 2006, Mr. Tandon held various positions with New York Global Group, Inc., culminating as that firm’s Chief Executive Officer.  Mr. Tandon was a corporate attorney with White & Case and Thacher Proffitt, in each firm's New York offices from 1999-2003.  He earned his Bachelor of Arts degree from Cornell University in 1993, a postgraduate degree in law from the New York University School of Law in 1999 and a Juris Doctorate from the University at Buffalo School of Law in 1996. He also remains a duly licensed attorney in the United States in the states of New York and Connecticut.  Mr. Tandon also serves as a director of India Clean Energy, Inc., a private company.

Ajay Tandon.  Mr. Tandon is a co-founder of Emissary and has served as its Director, President and Chief Financial Officer since inception.  From 2005 to 2007, Mr. Tandon served as Vice President in the equity capital markets group of Maxim Group LLC where he led the firm's equity syndicate and origination efforts with respect to PIPEs, registered IPOs and follow-on offerings.  From 2004 to 2005, Mr Tandon was Mr. Tandon was a Senior Relationship Manager at Dealogic (Holdings), plc, a publicly traded on the London Stock Exchange AIM, where he was responsible for business development and sales of the firm's transaction management and equity capital markets research products. From 2000 to 2004, Mr. Tandon served as a management consultant at IBM Global Services in the financial and pharmaceutical industry verticals where he worked with clients such as Morgan Stanley, Johnson and Johnson, AstraZeneca. Mr. Tandon earned his Bachelor of Arts degree from Cornell University in 2000. Mr. Tandon simultaneously serves as a director of Envoy Global Advisors, LLC, a private company.

Albert Lee.  Mr. Lee has served as Emissary’s Executive Vice President, Research since inception.  From 2004 to October 2008, Mr. Lee was a Vice President at the Maxim Group, serving as the firm's small-cap China and special situations equity research analyst covering high growth, U.S.-listed stocks ($50 million-$1 billion market capitalization) across a range of consumer-related verticals including retail, industrial, agriculture, outsourcing and business services (post-SPAC, reverse merger, and traditional IPO). Mr. Lee has traveled extensively throughout China over the past several years as part of his coverage and in 2008, earned recognition as a Wall Street Journal All Star for his research work in the business services and industrial sectors from a pool of over 75 research analysts nationwide.  From 2001 to 2004, Mr. Lee covered small and mid-cap specialty retail and leisure/toy companies as an analyst at Brean Murray & Company.  From 2000 to 2001, he was affiliated with Bluestone Capital Partners, a startup New York-based investment boutique, where he covered high growth small cap stocks within the equipment rental and alternative energy space. Mr. Lee graduated with a B.A. in Economics in 1999 from New York University, College of Arts and Sciences.

Charles J. Duff.  Mr. Duff is Executive Vice President, Corporate Finance for Emissary since April 2009.  From 2008 to 2009, Mr. Duff founded and served as CEO of Mint Capital Partners LLC, a merchant bank specializing in biotechnology and healthcare companies.  From 2006 to 2008, Mr. Duff was Senior Managing Director of New Castle Financial Services LLC, where he headed an investment banking division focused on PIPE and private placement transactions for primarily biotechnology companies.  In 2006, he was Senior Vice President of Advanced Equities, Inc., which focused on private placements for late-stage, venture backed, technology companies.  From 2003-2006, Mr. Duff was a member of the Private Wealth Management division of Maxim Group, LLC, where he provided advice and investment banking opportunities to high net worth individuals.  Throughout his career, he has executed various types of financing transactions, and has acted as investment banker and advisor to numerous private and publicly traded companies. Mr. Duff currently serves on the Board of Directors of Omnimmune Corp., a publicly traded biotechnology company.

AUDIT COMMITTEE. The Company intends to establish an audit committee, which will consist of independent directors. The audit committee's duties would be to recommend to the Company's board of directors the engagement of independent auditors to audit the Company's financial statements and to review its accounting and auditing principles. The audit committee would review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee would at all times be composed exclusively of directors who are, in the opinion of the Company's board of  directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

COMPENSATION COMMITTEE. Our board of directors does not have a standing compensation committee responsible for determining executive and director compensation.  Instead, the entire board of directors fulfills this function, and each member of the Board participates in the determination.  Given the small size of the Company and its Board and the Company's limited resources, locating, obtaining and retaining additional independent directors is extremely difficult.  In the absence of independent directors, the Board does not believe that creating a separate compensation committee would result in any improvement in the compensation determination process.  Accordingly, the board of directors has concluded that the Company and its stockholders would be best served by having the entire board of directors act in place of a compensation committee.  When acting in this capacity, the Board does not have a charter.

In considering and determining executive and director compensation, our board of directors reviews compensation that is paid by other similar public companies to its officers and takes that into consideration in determining the compensation to be paid to the Company’s officers.  The board of directors also determines and approves any non-cash compensation to any employee. The Company does not engage any compensation consultants to assist in determining or recommending the compensation to the Company’s officers or employees.

6. EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by or paid to (i) each individual serving as our principal executive officer during our last completed fiscal year; and (ii) each other individual that served as an executive officer at the conclusion of the fiscal year ended December 31, 2008 and who received in excess of $100,000 in the form of salary and bonus during such fiscal year (collectively, the Named Executives).

Name and Principal Position	Year	Salary	Bonus	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Leo Mentzelopoulos	2009	-	-	-	-	-	-
	2008	-	-	-	-	-	-
	2007	-	-	-	-	-	-
Amit Tandon	2009	-	-	-	-	-	-
Ajay Tandon	2009	-	-	-	-	-	-
Albert Lee	2009	-	-	-	-	-	-
Charles Duff	2009	-	-	-	-	-	-

Compensation Policy. Our Company’s executive compensation plan is based on attracting and retaining qualified professionals who possess the skills and leadership necessary to enable our Company to achieve earnings and profitability growth to satisfy our stockholders. We must, therefore, in the future, create incentives for these executives to achieve both Company and individual performance objectives through the use of performance-based compensation programs. No one component is considered by itself, but all forms of the compensation package are considered in total. Wherever possible, objective measurements will be utilized to quantify performance, but many subjective factors still come into play when determining performance.

Compensation Components. The main elements of our compensation package are expected to consist of base salary, stock options and bonus.

Base Salary. As we continue to grow and financial conditions improve, we intend to implement compensation structures with base salaries, bonuses and incentive compensation. Any base salary adjustments will be based on both individual and Company performance and will include both objective and subjective criteria specific to each executive’s role and responsibility with the Company.  As of August 28, 2009, the Company has not paid any salary to any executive or director of the Company.

COMPENSATION OF DIRECTORS

At this time, directors receive no remuneration for their services as directors of the Company, nor does the Company reimburse directors for expenses incurred in their service to the Board of Directors. The Company does not expect to pay any fees to its directors for the 2009 fiscal year.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

Company and Mr. Duff entered into an Option Agreement where by Duff will receive the option to purchase up to 800,000 shares of common stock at an exercise price of $0.15 per share upon satisfaction of certain conditions. The options must vest on or before April 1, 2010 and expire on April 27, 2011. In furtherance of a Contribution Agreement entered into between Emissary and Charles J. Duff, the Company and Charles Duff agreed that the 1,204,750 Exchange Shares allocated to him shall be held in escrow pending whether Mr. Duff reaches his incentive revenue target on or before April 1, 2010.  If Mr. Duff does not reach this goal, those shares shall be retired to treasury.

7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Currently, we have no independent directors on our Board of Directors, and therefore have no formal procedures in effect for reviewing and pre-approving any transactions between us, our directors, officers and other affiliates. We will use our best efforts to insure that all transactions are on terms at least as favorable to the Company as we would negotiate with unrelated third parties.

8. DESCRIPTION OF SECURITIES

COMMON STOCK

Number of Authorized and Outstanding Shares. The Company's Articles of Incorporation authorizes the issuance of 50,000,000 shares of Common Stock, $.0001 par value per share, of which 16,272,500 shares were outstanding on August 28, 2009.

Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of Common Stock have no cumulative voting rights. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

Other. No shareholder has any preemptive right or other similar right to purchase or subscribe for any additional securities issued by the Company, and no shareholder has any right to convert the common stock into other securities. No shares of common stock are subject to redemption or any sinking fund provisions. All the outstanding shares of the Company's common stock are fully paid and non-assessable. Subject to the rights of the holders of the preferred stock, if any, the Company's shareholders of common stock are entitled to dividends when, as and if declared by the Board from funds legally available therefore and, upon liquidation, to a pro-rata share in any distribution to shareholders. The Company does not anticipate declaring or paying any cash dividends on the common stock in the foreseeable future.

Preferred Stock
The proposed amendment to the Company's Certificate of Incorporation authorizes the issuance of 10,000,000 shares of Preferred Stock, par value $0.0001 per share, subject to any limitations prescribed by law, without further vote or action by the stockholders, to issue from time to time shares of preferred stock in one or more series. Each such series of Preferred Stock shall have such number of shares, designations, preferences, voting powers, qualifications, and special or relative rights or privileges as shall be determined by the Company's board of directors, which may include, among others, dividend rights, voting rights, liquidation preferences, conversion rights and preemptive rights.

Transfer Agent

The Company is the transfer agent for the Shares of Common Stock which are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.  The Company intends to retain the services of a duly licensed transfer agent prior to the submission of an application for the quotation of its securities.

Penny Stock

The Commission has adopted rules that define a “penny stock” as equity securities under $5.00 per share which are not listed for trading on Nasdaq (unless the issuer (i) has a net worth of $2,000,000 if in business for more than three years or $5,000,000 if in business for less than three years or (ii) has had average annual revenue of $6,000,000 for the prior three years). If we commencing trading, which cannot be assured, the stock would be characterized as penny stock, and therefore broker-dealers dealings in the securities are subject to the disclosure rules of transactions involving penny stock which require the broker-dealer, among other things, to (i) determine the suitability of purchasers of the securities and obtain the written consent of purchasers to purchase such securities and (ii) disclose the best (inside) bid and offer prices for such securities and the price at which the broker-dealer last purchased or sold the securities. The additional requirements imposed upon broker-dealers discourage them from engaging in transactions in penny stocks, which reduces the liquidity of the Company's securities.

PART II.

1. MARKET INFORMATION

Currently the Company’s anticipates listing its shares on the Over the Counter Bulletin Board (OTCBB).  However, as of the date of this report there have been no trading activities in the Company’s common stock.  There can be no assurance that a market will ever develop in the Company’s common stock in the future.  If a market does not develop then investors would be unable to sell any of the Company’s common stock likely resulting in a complete loss of any funds therein invested.

Since our inception, we have not paid any dividends on our Common Stock, and we do not anticipate that we will pay any dividends in the foreseeable future. We intend to retain any future earnings for use in our business.  At August 28, 2009, following the Exchange, we had approximately 10 shareholders of record.

2. LEGAL PROCEEDINGS

The Company is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated.

No director, officer, or affiliate of the Company and no owner of record or beneficial owner of more than 5.0% of the securities of the Company, or any associate of any such director, officer or security holder is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

3. CHANGES IN AND DISAGREEMENT WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable.

4.  RECENT ISSUANCES OF UNREGISTERED SECURITIES BY THE REGISTRANT

Since inception of the Company in February 7, 2007, we have sold unregistered securities to the following shareholders:

On February 7, 2007 we issued 4,000,000 shares of Common Stock to Leo Mentzelopoulos, who at the time was the Registrant’s sole officer and director in exchange of the payment of $400, or $.0001 per share.

On August 28, 2009, the Registrant authorized the issuance of 12,047,500 shares in connection with the execution of a Share Exchange Agreement with the equity-holders of Emissary Capital, LLC (the “Exchange”).

Also on August 28, 2009, the Registrant sold units totaling 225,000 shares of Common Stock and warrants to purchase an additional 67,500 shares of Common Stock at the exercise price of $2.00 per share, expiring in three years.

Further on August 28, 2009, the registrant entered into an Option Agreement with Charles J. Duff where by Duff, upon satisfaction of certain conditions, may receive options to purchase up to 800,000 shares of Common Stock at an exercise price of $0.15 per share. The options must vest on or before April 1, 2010 and expire on August 27, 2011.

Except as noted above, the sales of the securities identified above were made pursuant to privately negotiated transactions that did not involve a public offering of securities and, accordingly, we believe that these transactions were exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and rules promulgated thereunder. Each of the above-referenced investors in our stock represented to us in connection with their investment that they were “accredited investors” (as defined by Rule 501 under the Securities Act) and were acquiring the shares for investment and not distribution, that they could bear the risks of the investment and could hold the securities for an indefinite period of time. The investors received written disclosures that the securities had not been registered under the Securities Act and that any resale must be made pursuant to a registration or an available exemption from such registration. All of the foregoing securities are deemed restricted securities for purposes of the Securities Act.

5. INDEMNIFICATION OF OFFICERS AND DIRECTORS

Pursuant to our certificate of incorporation and bylaws, we may indemnify an officer or director who is made a party to any proceeding, because of his position as such, to the fullest extent authorized by the general corporation Law of the State of Delaware, as the same exists or may hereafter be amended. In certain cases, we may advance expenses incurred in defending any such proceeding.

To the extent that indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of our company in the successful defense of any action, suit or proceeding) is asserted by any of our directors, officers or controlling persons in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of that issue.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Please see the discussion of “Acquisition of Emissary Capital Group, LLC” in Item 2.01, which discussion is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 28, 2009, Leo Mentzelopoulos resigned from his role as the Registrant’s sole officer and director. On the same date, the following officers and directors were elected and appointed:  Amit Tandon was elected as Chairman and Chief Executive Officer; Ajay Tandon as Director, President and Chief Financial Officer; Albert Lee as Executive Vice President, Research; and Charles J. Duff as Executive Vice President, Corporate Finance.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 28, 2009, the shareholders of the Registrant authorized an amendment to the Registrant’s Certificate of Incorporation to change the name of the corporation to Emissary Capital Group, Inc. and to increase the registrant’s authorized capital stock to 110,000,000 of which 100,000,000 will be common stock, par value $0.0001 and 10,000,000 shares will be “blank check” preferred stock, par value $0.0001 per share.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

As described in Item 2.01 above, which is incorporated by reference into this Item 5.06, we ceased being a shell company (as defined in Rule 12b-2 under the Exchange Act of 1934, as amended) upon completion of the Exchange.

PART III.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements: As a result of the Exchange described in Item 2.01, the Registrant is filing the audited financial statement information of Emissary Capital Group, LLC, as Exhibit 99.1 to this current report.

(b) Pro forma financial information: The unaudited pro forma consolidated financial information regarding the registrant and Emissary Capital Group, LLC. is attached to this current report as Exhibit 99.2.

(c) Shell company transactions: Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

(d) Exhibits:

Exhibit	Description
2.1	Securities Exchange Agreement, by and among Cavalier Holdings, Inc., Emissary Capital Group, LLC, and the members Emissary Capital Group, LLC, dated as of August 28, 2009.

3.1	Articles of Formation of Emissary Capital Group, LLC.

3.2	Operating Agreement of Emissary Capital Group, LLC dated November 5, 2008

4.1	Form of Subscription Agreement and Common Stock Purchase Warrant.

4.2	Option Agreement between Cavalier Holdings, Inc. and Charles J. Duff

23.1	Consent from Li & Company, LP

99.1	Audited financial statements of Emissary Capital Group, LLC for the period ended December 31, 2008.

99.2	Unaudited Pro Forma Consolidated Financial Statements

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAVALIER HOLDINGS, INC.

Date: September 1, 2009	/s/ Amit Tandon

By: Amit Tandon
Chairman of the Board
and Chief Executive Officer